Pentegra
108 Corporate Park Drive
White Plains, NY 10604-3805
Tel: 800-872-3473
Fax: 914-694-9384














ADOPTION AGREEMENT
-----------------------------------------------------------------
                                    FOR HOME FEDERAL SAVINGS BANK
               EMPLOYEES, SAVINGS & PROFIT SHARING PLAN AND TRUST

Name of Employer:   Home Federal Savings Bank
                    -------------------------

Address:            101 North Broadway, Spring Valley, MN 55975
                    -------------------------------------------

Phone No.:          (507) 346-7345
                    --------------

Contact Person:     Susan Thompson, Assistant Secretary
                    -----------------------------------

Name of Plan:       Home Federal Savings Bank Employees' Savings
                    & Profit Sharing Plan and Trust
                    ---------------------------------------------


THIS ADOPTION AGREEMENT, upon execution by the Employer and the Trustee, and subsequent approval by a duly authorized representative of Pentegra Services, Inc. (the "Sponsor"), together with the Sponsor's Employees' Savings & Profit Sharing Plan and Trust Agreement (the "Agreement"), shall constitute the Home Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The terms and provisions of the Agreement are hereby incorporated herein by this reference; provided, however, that if there is any conflict between the Adoption Agreement and the Agreement, this Adoption Agreement shall control.

The elections hereinafter made by the Employer in this Adoption Agreement may be changed by the Employer from time to time by written instrument executed by a duly authorized representative thereof; but if any other provision hereof or any provision of the Agreement is changed by the Employer other than to satisfy the requirements of Section 415 or 416 of the Internal Revenue Code of 1986, as amended (the "Code"), because of the required aggregation of multiple plans, or if as a result of any change by the Employer the Plan fails to obtain or retain its tax-qualified status under Section 401(a) of the Code, the Employer shall be deemed to have amended the Plan evidenced hereby and by the Agreement into an individually designed plan, in which event the Sponsor shall thereafter have no further responsibility for the tax-qualified status of the Plan. However, the Sponsor may amend any term, provision or definition of this Adoption Agreement or the Agreement in such manner as the Sponsor may deem necessary or advisable from time to time and the Employer and the Trustee, by execution hereof, acknowledge and consent thereto. Notwithstanding the foregoing, no amendment of this Adoption Agreement or of the Agreement shall increase the duties or responsibilities of the Trustee without the written consent thereof.

                              2

I.   EFFECT OF EXECUTION OF ADOPTION AGREEMENT

     The Employer, upon execution of this Adoption Agreement by a duly authorized representative thereof, (choose 1 or 2):

     1.   / /  Establishes as a new plan the [Name of Employer]
               Employees' Savings & Profit Sharing Plan and
               Trust, effective ________  , 19__.

     2. /x/ Amends its existing defined contribution plan and trust Home Federal Savings Bank Plan
                     -------------------------------
               dated  August 1 , 1996, in its entirety into the
                     -----------------
               Home Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust, effective
               January 1, 1997, except as otherwise provided
               ---------------
               herein or in the Agreement.

     II.  DEFINITIONS

          A. "Contribution Determination Period" for purposes of determining and allocating Employer profit sharing contributions means (choose 1,2, 3 or 4):

               1.   /x/  The Plan Year.

               2.   / /  The Employer's Fiscal Year (defined as
                         the Plan's "limitation year") being the
                         twelve (12) consecutive month period
                         commencing ____ (month/day) and ending
                         ____ (month/day).

               3.   / /  The three (3) consecutive monthly
                         periods that comprise each of the Plan
                         Year quarters.

               4.   / /  The three (3) consecutive monthly
                         periods that comprise each of the
                         Employer's Fiscal Year quarters.
                         (Employer's Fiscal Year is the twelve
                         (12) consecutive month period commencing
                         (month/day) and ending
                         _____(month/day).)

                              3
          B.   "Effective Date" means    January 1, 1997.
                                         ---------------

          C.   Employer

               1.   "Employer," for purposes of the Plan, shall
               mean: Home Federal Savings Bank.
                          -------------------------
               2.   The Employer is (choose whichever may apply):

                    (a)  / /  A member of a controlled group of
                              corporations under Section 414(b)
                              of the Code.

                    (b)  / /  A member of a group of entities
                              under common control under Section
                              414(c) of the Code.

                    (c)  / /  A member of an affiliated service
                              group under Section 414(m) of the
                              Code.

                    (d)  /x/  A corporation.

                    (e)  / /  A sole proprietorship or
                              partnership.

                    (f)  / /  A Subchapter S corporation.

                                 2

               3.   Employer's Taxable Year Ends on 12/31.
                                                    -----

               4.   Employer's Federal Taxpayer Identification
                    Number is  41 - 0318319.
                              -------------

               5.   Employer's Plan Number is (enter 3-digit
                    number) 004.
                            ---
          D. "Entry Date" means the first day of the (choose 1 or 2):

               1.   /x/  Calendar month coinciding with or next
                         following the date the Employee
                         satisfies the Eligibility requirements
                         described in Section III.

               2.   / /  Calendar quarter coinciding with or next
                         following the date the Employee
                         satisfies the Eligibility requirements
                         described in Section III.

          E. "Member" means an Employee enrolled in the membership of the Plan.

          F.   "Normal Retirement Age" means (choose 1 or 2):

               1.   /x/  Attainment of age    65   (select an age
                         not less than 55 and not greater than
                         65).

               2.   / /  Later of:  (i) attainment of age 65 or
                         (ii) the fifth anniversary of the date
                         the Member commenced participation in
                         the Plan.

          G. "Normal Retirement Date" means the first day of the first calendar month coincident with or next following the date upon which a Member attains his or her Normal Retirement Age.

          H. "Plan Year" means the twelve (12) consecutive month period beginning on each January 1.

          I.   "Salary" for benefit purposes under the Plan means
               (choose 1, 2 or 3):

               1.   / /  Basic Salary only.

               2.   / /  Basic Salary plus one or more of the
                         following (if 2 is chosen, then choose
                         (a), (b) or (c), whichever shall apply):

                         (a)  / /  Commissions not in excess of
                                   $_____.

                         (b)  / /  Overtime

                         (c)  / /  Overtime and bonuses

               3.   /x/  Total taxable compensation as reported
                         on Form W-2 (exclusive of any
                         compensation deferred from a prior year, exclusive of any restricted stock awards, and exclusive of taxable income in the form of spousal expenses and/or educational expenses.)

               Note:     Member pre-tax elective deferrals, if
                         any, are always included in Plan Salary.

          J.   "Salary" shall not include:

               / /  Member pre-tax contributions to a Code
                    Section 125 cafeteria plan.

                                3

     III. ELIGIBILITY REQUIREMENTS

          A. All Employees shall be eligible to participate in the Plan in accordance with the provisions of
               Article II of the Plan, except the following
               Employees shall be excluded (choose whichever shall apply):

               1.   /x/  Employees who have not attained age 21.

               2.   /x/  Employees who have not, during the  1
                                                            ---
                         consecutive month period (1-11, 12 or
                         24) beginning with an Employee's Date of
                         Employment, Date of Reemployment or any
                         anniversary thereof, completed  83 1/3
                                                        -------
                         number of Hours of Service (determined
                         by multiplying the number of months
                         above by 83 1/3).

                         Note:     Employers which permit Members
                                   to make pre-tax elective
                                   deferrals to the Plan (see
                                   V.A.3.) may not elect a 24
                                   month eligibility period.

               3.   / /  Employees included in a unit of
                         Employees covered by a collective
                         bargaining agreement, if retirement
                         benefits were the subject of good faith
                         bargaining between the Employer and
                         Employee representatives.

               4.   / /  Employees who are nonresident aliens and
                         who receive no earned income from the
                         Employer which constitutes income from
                         sources within the United States.

               5.   / /  Employees included in the following job
                         classifications:

                         (a)  / /  Hourly Employees

                         (b)  / /  Salaried Employees

               6.   / /  Employees of the following employers
                         which are aggregated under Section
                         414(b), 414(c) or 414(m) of the Code:

                         ----------------------------------------

                         ----------------------------------------

                         ----------------------------------------
               Note:     If no entries are made above, all
                         Employees shall be eligible to
                         participate in the Plan on the later of:
                         (i) the Effective Date or (ii) the first day of the calendar month or calendar quarter (as designated by the Employer in Section II.D.) coinciding with or immediately following the Employee's Date of Employment or, as applicable, Date of Reemployment.

          B. Such Eligibility Computation Period established above shall be applicable to (choose 1 or 2):

               1.   /x/  Both present and future Employees.

               2.   / /  Future Employees only.

                                4

          C. Such Eligibility requirements established above shall be (choose 1 or 2):

               1.   /x/  Applied to the designated Employee group
                         on and after the Effective Date of the
                         Plan.

               2.   / /  Waived for the       consecutive monthly
                                       -------
                         period (may not exceed 12) beginning on
                         the Effective Date of the Plan.

     IV.  HOURS OF EMPLOYMENT AND PRIOR EMPLOYMENT CREDIT

          A. The number of Hours of Employment with which an Employee or Member is credited shall be (choose 1 or 2):

               1.   /x/  The actual number of Hours of
                         Employment. (Hour of Service Method)

               2.   / /  83 1/3 Hours of Employment for every
                         month of Employment.  (Elapsed Time
                         Method)

          B.   Prior Employment Credit:

                    / /  Employment with the following entity or
                         entities shall be included for
                         eligibility and vesting purposes:

               Note:     If this Plan is a continuation of a
                         Predecessor Plan, service under the
                         Predecessor Plan shall be counted as
                         Employment under this Plan.

                         -------------------------------------

                         -------------------------------------

                         -------------------------------------


     V.   CONTRIBUTIONS

          Note: Annual Member pre-tax elective deferrals, Employer matching contributions, Employer basic contributions, Employer supplemental contributions, Employer profit sharing contributions and Employer Qualified Non-Elective contributions, in the aggregate, may not exceed 15% of all Members' Salary (excluding from Salary Member pre-tax elective deferrals).

          A. Employee Contributions (choose 1 or 2; 3 or 4; 5 and/or 6):

               1.   / /  A Member may make after-tax
                         contributions to the Plan, based on
                         multiples of 1% of monthly Salary.

               2.   /x/  A Member may not make after-tax
                         contributions to the Plan.

               3.   /x/  A Member may make pre-tax elective
                         deferrals to the Plan, based on
                         multiples of 1% of monthly Salary.

               4.   / /  A Member may not make pre-tax elective
                         deferrals to the Plan.

               5.   /x/  The maximum amount of monthly
                         contributions a Member may make to the
                         Plan is   12   % (1-20) of the Member's
                                  ----
                         monthly Salary.

               6.   /x/  An Employee may allocate a rollover
                         contribution to the Plan prior to
                         satisfying the Eligibility requirements
                         described above.

                                 5

          B.   A Member may change his or her contribution rate
               (choose 1 or 2):

               1.   /x/  1 time per calendar month.

               2.   / /  1 time per calendar quarter.

          C.   Employer Matching Contributions (choose 1, 2, 3 or
               4; and fill in 5 if applicable):

               1.   / /  No Employer matching contributions will
                         be made to the Plan.

               2.   /x/  The Employer shall allocate to each
                         contributing Member's Account an amount
                         equal to 25% (based on 5% increments not
                                   ---
                         to exceed 200%) of the Member's
                         contributions for that month. Employees must be employed on 12/31 in order to be entitled (subject to vesting) to Employer Matching Contributions.
                         Employees will be entitled to Employer
                         Matching Contributions upon death,
                         disability or retirement.

               3.   / /  The Employer shall allocate to each
                         contributing Member's Account an amount
                         determined in accordance with the
                         following schedule:

                            Years of Employment        Matching%
                            --------------------       -----------
                                 Less than 3                50%
                         At least 3, but less than 5        75%
                                  5 or more                100%

               4.   / /  The Employer shall allocate to each
                         contributing Member's Account an amount
                         determined in accordance with the
                         following schedule:

                              Years of Employment     Matching %
                              ---------------------    ----------
                                 Less than 3             100%
                         At least 3, but less than 5     150%
                                 5 or more               200%

               5. The Employer matching contributions under 2, 3 or 4 above shall be based on the Member's
                    contributions not in excess of   8 % (1-20
                                                     ----
                    but not in excess of the percentage specified in A.5. above) of the Member's Salary.

          D.   Employer Basic Contributions (choose 1 or 2):

               1.   /x/  No Employer basic contributions will be
                         made to the Plan.

               2.   / /  The Employer shall allocate an amount
                         equal to ___% (based on 1% increments
                         not to exceed 15%) of Member's Salary
                         for the month to (choose (a) or (b)):

                         (a)  / /  The Accounts of all Members

                         (b)  / /  The Accounts of all Members
                                   who were employed with the
                                   Employer on the last day of
                                   such month.

                                      6

          E.   Employer Supplemental Contributions:

               The Employer may make supplemental contributions for any Plan Year in accordance with Section 3.7 of the Plan.

          F.   Employer Profit Sharing Contributions (Choose 1,
               2, 3, 4, or 5):

               1.   /x/  No Employer Profit Sharing Contributions
                         will be made to the Plan.

               Non-Integrated Formula
               -----------------------

               2.   / /  Profit sharing contributions shall be
                         allocated to each Member in the same
                         ratio as each Member's Salary during
                         such Contribution Determination Period
                         bears to the total of such Salary of all Members.

               3.   / /  Profit sharing contributions shall be
                         allocated to each Member in the same
                         ratio as each Member,s Salary for the
                         portion of the Contribution
                         Determination Period during which the
                         Member satisfied the Employer,s
                         eligibility requirement(s) bears to the
                         total of such Salary of all Members.

               Integrated Formula
               -------------------

               4.   / /  Profit sharing contributions shall be
                         allocated to each Member's Account in a
                         uniform percentage (specified by the
                         Employer as ____%) of each Member's
                         Salary during the Contribution
                         Determination Period up to the Social
                         Security Taxable Wage Base as defined in
                         Section ____ of the Plan ("Base Salary") for the Plan Year that includes such Contribution Determination Period , plus a uniform percentage(specified by the Employer as ____%) of each Member's Salary for the Contribution
                         Determination Period in excess of the
                         Social Security Taxable Wage Base
                         ("Excess Salary") for the Plan Year that includes such Contribution Determination Period, in accordance with Article III of the Plan.

               5.   / /  Profit sharing contributions shall be
                         allocated to each Member's Account in a
                         uniform percentage (specified by the
                         Employer as ____%) of each Member's
                         Salary for the portion of the
                         Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s), if any, up to the Base Salary for the Plan Year that includes such
                         Contribution Determination Period, plus
                         a uniform percentage (specified by the
                         Employer as ____ %) of each Member's
                         Excess Salary for the portion of the
                         Contribution Determination Period during which the Member satisfied the Employer's eligibility requirement(s) in accordance with Article III of the Plan.

          G.   Allocation of Employer Profit Sharing
               Contributions:

               In accordance with Section V, G above, a Member shall be eligible to share in Employer Profit
               Sharing Contributions, if any, as follows (choose
               1 or 2):

               1.   / /  A Member shall be eligible for an
                         allocation of Employer Profit Sharing
                         Contributions for a Contribution
                         Determination Period in all events.

                                 7

               2.   / /  A Member shall be eligible for an
                         allocation of Employer Profit Sharing
                         Contributions for a Contribution
                         Determination Period only if he or she
                         (choose (a), (b) or (c) whichever shall
                         apply):

                         (a)  / /  is employed on the last day of
                                   the Contribution Determination
                                   Period or retired, died or
                                   became totally and permanently
                                   disabled prior to the last day
                                   of the Contribution
                                   Determination Period.

                         (b)  / /  completed 1,000 Hours of
                                   Employment if the
                                   Contribution Determination
                                   Period is a period of 12
                                   months (250 Hours of
                                   Employment if the Contribution
                                   Determination Period is a
                                   period of 3 months) or
                                   retired, died or became
                                   totally and permanently
                                   disabled prior to the last day
                                   of the Contribution
                                   Determination Period.

                         (c)  / /  is employed on the last day of
                                   the Contribution Determination
                                   Period and, if such period is
                                   12 months, completed 1,000
                                   Hours of Employment (250 Hours
                                   of Employment if the
                                   Contribution Determination
                                   Period is a period of 3
                                   months) or retired, died or
                                   became totally and permanently
                                   disabled prior to the last day
                                   of the Contribution
                                   Determination Period.

          H.   Employer Qualified Nonelective Contributions:

               The Employer may make qualified nonelective contributions for any Plan Year in accordance with
               Section 3.9 of the Plan.

     VI.  INVESTMENT FUNDS

          The Employer hereby selects the following Investment Funds to be made available under the Plan (choose whichever shall apply). The Employer agrees and acknowledges that the selection of Investment Funds made in this Section VI is solely its responsibility, and no other person, including the Sponsor, has any discretionary authority or control with respect to such selection process.

          1.   /x/  500 Stock Index Fund

          2.   /x/  Stable Value Fund

          3.   /x/  MidCap 400 Stock Index Fund

          4.   /x/  Government Money Market Fund

          5.   /x/  Bond Index Fund

          6.   /x/  Employer Stock Fund

                                 8


     VII. EMPLOYER SECURITIES

          A. If the Employer makes available an Employer Stock Fund pursuant to Section VI of this Adoption Agreement, then voting and tender offer rights with respect to Employer Stock shall be delegated and exercised as follows (choose 1 or 2):

               1.   / /  The Plan Administrator shall direct the
                         Trustee as to the voting of all Employer
                         Stock and as to all rights in the event
                         of a tender offer involving such
                         Employer Stock.

               2.   /x/  Each Member shall be entitled to direct
                         the Plan Administrator as to the voting
                         and tender offer rights involving
                         Employer Stock held in such Member's
                         Account, and the Plan  Administrator
                         shall follow or cause the Trustee to
                         follow such directions.  If a Member
                         fails to provide the Plan Administrator
                         with directions as to voting or tender
                         offer rights, the Plan Administrator
                         shall exercise those rights as it
                         determines in its discretion and shall
                         direct the Trustee accordingly.

     VIII.     INVESTMENT DIRECTION

          A. Members shall be entitled to designate what percentage of employee contributions and employer contributions made on their behalf will be invested in the various Investment Funds offered by the Employer as specified in Section VI of this Adoption Agreement; provided, however, that the following portions of a Member's Account must be invested in the Employer Stock Fund (choose whichever shall apply):

               1.   / /  Employer Profit Sharing Contributions

               2.   / /  Employer Matching Contributions

               3.   / /  Employer Basic Contributions

               4.   / /  Employer Supplemental Contributions

               5.   / /  Employer Qualified Nonelective
                         Contributions

               6.   /x/  No Requirements

          B. A Member may change his or her investment direction (choose 1, 2 or 3):

               1.   /x/  Daily

               2.   / /  1 time per calendar month.

               3.   / /  1 time per calendar quarter.

          C. If a Member fails to make an effective investment direction, the Member's contributions and Employer contributions made on the Member's behalf shall be invested in Government Money Market Fund
                            ----------------------------
               (insert one of the Investment Funds selected in Section VI of this Adoption Agreement).

                                 9

     IX.  VESTING SCHEDULES; YEARS OF EMPLOYMENT FOR VESTING
          PURPOSES

          A.   (Choose 1, 2, 3, 4, 5, 6 or 7)

                  Schedule      Years of Employment    Vested %
                 ---------     -------------------    --------

               1./ /Immediate Upon Enrollment          100%

               2./ /2-6 Year  Less than 2                0%
                    Graded    2 but less than 3         20%
                              3 but less than 4         40%
                              4 but less than 5         60%
                              5 but less than 6         80%
                              6 or more                100%

               3./x/5-Year    Less than 5                0%
                    Cliff     5 or more                100%

               4./ /3-Year    Less than 3                0%
                    Cliff     3 or more                100%

               5./ /4-Year    Less than 1                0%
                    Graded    1 but less than 2         25%
                              2 but less than 3         50%
                              3 but less than 4         75%
                              4 or more                100%

                  Schedule      Years of Employment    Vested %
                 ---------     -------------------    --------

               6./ /3-7 Year  Less than 3                0%
                    Graded    3 but less than 4         20%
                         4 but less than 5         40%
                              5 but less than 6         60%
                              6 but less than 7         80%
                              7 or more                100%

               7./ /Other     Less than____              0%
                              ___ but less than ____   ___%
                              ___ but less than ____   ___%
                              ___ but less than ____   ___%
                              ___ but less than ____   ___%
                              ___ or more              100%


          B. With respect to the schedules listed above, the Employer elects (choose 1, 2, 3 and 4; or 5):

               1. Schedule / / solely with respect to Employer matching contributions.

               2. Schedule / / solely with respect to Employer basic contributions.

               3. Schedule / / solely with respect to Employer supplemental contributions.

                              10

               4. Schedule / / solely with respect to Employer profit sharing contributions.

               5. Schedule /x/ with respect to all Employer contributions. Applies to employees hired on or after January 1, 1997.

               NOTE: Notwithstanding any election by the Employer to the contrary, each Member shall acquire a 100% vested interest in his Account attributable to all Employer contributions made to the Plan upon the earlier of (i) attainment of Normal Retirement Age, (ii) approval for disability or (iii) death. In addition, a Member shall at all times have a 100% vested interest in the Employer Qualified Non-Elective Contributions, if any, and in the pre-tax elective deferrals and nondeductible after-tax Member Contributions.

          C.   Years of Employment Excluded for Vesting Purposes

               The following Years of Employment shall be disregarded for vesting purposes (choose whichever shall apply):

               1.   / /  Years of Employment during any period in
                         which neither the Plan nor any
                         predecessor plan was maintained by the
                         Employer.

               2.   / /  Years of Employment of a Member prior to
                         attaining age 18.

     X.   WITHDRAWAL PROVISIONS

          A. The following portions of a Member's Account will be eligible for in-service withdrawals, subject to the provisions of Article VII of the Plan (choose whichever shall apply):

               1.   / /  Employee after-tax contributions and the
                         earnings thereon.

               2.   / /  Employee pre-tax elective deferrals and
                         the earnings thereon.

               3.   / /  Employee rollover contributions and the
                         earnings thereon.

               4.   / /  Employer matching contributions and the
                         earnings thereon.

               5.   / /  Employer basic contributions and the
                         earnings thereon.

               6.   / /  Employer supplemental contributions and
                         the earnings thereon.

               7.   / /  Employer profit sharing contributions
                         and the earnings thereon.

               8.   / /  Employer qualified nonelective
                         contributions and earnings thereon.

               9.   /x/  In-service withdrawals permitted only in
                         the event of (choose (a) and/or (b)):

                         (a)  /x/  Hardship.

                         (b)  /x/  Attainment of age 59 1/2.

               10.  / /  No in-service withdrawals shall be
                         allowed.

                               11

          B. Notwithstanding any elections made in Subsection A of this Section X above, the following portions of a Member's Account shall be excluded from eligibility for in-service withdrawals (choose whichever shall apply):

               1.   / /  Employer contributions, and the earnings
                         thereon, credited to the Employer Stock
                         Fund.

               2.   /x/  All contributions and/or deferrals, and
                         the earnings thereon, credited to the
                         Employer Stock Fund.

               3.   / /  Other:


     XI.  DISTRIBUTION OPTION (CHOOSE 1 OR 2)

          1.   / /  Lump Sum and partial lump sum payments only.

          2. /x/ Lump Sum and partial lump sum payments plus one or more of the following (choose (a) and /or (b)):

                    (a)  /x/  Installment payments.

                    (b)  / /  Annuity payments.


     XII. LOAN PROGRAM (CHOOSE 1, 2 OR 3)

          1.   / /  No loans will be permitted from the Plan.

          2.   /x/  Loans will be permitted from the Member's
                    Account.

          3.   / /  Loans will be permitted from the Member's
                    Account, EXCLUDING (choose whichever shall apply):

               (a)  / /  Employer Profit sharing contributions
                         and the earnings thereon.
               (b)  / /  Employer matching contributions and the
                         earnings thereon.
               (c)  / /  Employer basic contributions and the
                         earnings thereon.
               (d)  / /  Employer supplemental contributions and
                         the earnings thereon.
               (e)  / /  Employee after-tax contributions and the
                         earnings thereon.
               (f)  / /  Employee pre-tax elective deferrals and
                         the earnings thereon.
               (g)  / /  Employee rollover contributions and the
                         earnings thereon.
               (h)  / /  Employer qualified nonelective
                         contributions and the earnings thereon.
               (i)  / /  Any amounts to the extent invested in
                         the Employer stock fund.
                             12

     XIII.ADDITIONAL INFORMATION

          If additional space is needed to select or describe an elective feature of the Plan, the Employer should attach additional pages and use the following format:

          The following is hereby made a part of Section --- of the Adoption Agreement and is thus incorporated into and made a part of the [Plan Name]

          Signature of Employer's Authorized Representative
          ________________________________________________

          Signature of Trustee
          ________________________________________________

          Supplementary Page -- of [total number of pages].


     XIV. PLAN ADMINISTRATOR

          The Named Plan Administrator under the Plan shall be the (choose 1, 2, 3 or 4):

          Note:     Pentegra Services, Inc. may not be appointed
                    Plan Administrator.

          1.   /x/  Employer
          2.   / /  Employer's Board of Directors
          3.   / /  Plan's Administrative Committee
          4. / / Other (if chosen, then provide the following information)

                    Name:_____________________________________
                    Address:__________________________________
                    Tel No.___________________________________
                    Contact:__________________________________

          NOTE:     IF NO NAMED PLAN ADMINISTRATOR IS DESIGNATED
                    ABOVE, THE EMPLOYER SHALL BE DEEMED THE NAMED
                    PLAN ADMINISTRATOR.

     XV.  TRUSTEE

          The Employer hereby appoints the following person or
          entity to serve as Trustee under the Plan:
          Name:     Mellon Bank
                    -------------
          Address:  1 Cabot Road, Medford, MA 02155-5159
                    ------------------------------------
          Tel No:   (617) 382-2196
                    --------------
          Contact:  Jim Peluso
                    ----------
                                13

                 EXECUTION OF ADOPTION AGREEMENT

By execution of this Adoption Agreement by a duly authorized representative of the Employer, the Employer acknowledges that it has established or, as the case may be, amended a tax-qualified retirement plan into the [Name of Employer] Employees' Savings & Profit Sharing Plan and Trust (the "Plan"). The Employer hereby represents and agrees that it will assume full fiduciary responsibility for the operation of the Plan and for complying with all duties and requirements imposed under applicable law, including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. In addition, the Employer represents and agrees that it will accept full responsibility of complying with any applicable requirements of federal or state securities law as such laws may apply to the Plan and to any investments thereunder. The Employer further acknowledges that any opinion letter issued with respect to the Adoption Agreement and the Agreement by the Internal Revenue Service ("IRS") to Pentegra Services, Inc., as sponsor of the Employees' Savings & Profit Sharing Plan, does not constitute a ruling or a determination with respect to the tax-qualified status of the Plan and that the appropriate application must be submitted to the IRS in order to obtain such a ruling or determination with respect to the Plan.

THE FAILURE TO PROPERLY COMPLETE THE ADOPTION AGREEMENT MAY
RESULT IN DISQUALIFICATION OF THE PLAN AND TRUST EVIDENCED
THEREBY.

The Sponsor will inform the Employer of any amendments to the Plan or Trust Agreement or of the discontinuance or abandonment of the Plan or Trust.

Any inquiries regarding the adoption of the Plan should be directed to the Sponsor as follows:

                                   Pentegra Services, Inc.
                                   108 Corporate Park Drive
                                   White Plains, New York  10604
                                        (914) 694-1300

IN WITNESS WHEREOF, the Employer has caused this Adoption
Agreement to be executed by its duly authorized officer this
    9   day of March, 19 97.
 -----         -----     --


                                        Home Federal Savings Bank


                                        By:  /s/ Roger P. Weise
                                             -------------------

                                        Name: Roger P. Weise
                                             -------------------

                                        Title: President and CEO
                                              ------------------


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